UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
Filed by the Registrant ☒
Filed by a party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a‑12
CAPSOVISION, INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11
Dear Stockholders,
I am pleased to invite you to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of
CapsoVision, Inc., a Delaware corporation, which will be held on June 11, 2026, at 9:00 a.m. Pacific Daylight
Time. The Annual Meeting will be conducted virtually via live audio webcast. You can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/CV2026. You will be able to submit questions and vote your shares electronically during the Annual Meeting by logging in using the 16-digit control number included on your proxy card or on the voting instruction form accompanying these proxy materials. Utilizing the latest technology and a virtual meeting format will allow stockholders to participate from any location and we expect will enable increased attendance, improved communications and cost savings for our stockholders and the Company compared to an in person meeting.
The Notice of Annual Meeting of Stockholders and the Proxy Statement contain details of the business to be conducted at the Annual Meeting. Details regarding how to attend the meeting and the business to be conducted at the Annual Meeting are more fully described in the Notice of Annual Meeting of Stockholders and
the Proxy Statement.
Whether or not you attend the Annual Meeting online, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy via the Internet, by phone, or by mail. If you decide to attend the Annual Meeting online, you will be able to vote electronically or via phone using the 16-digit control number, even if you have previously submitted your proxy.
On behalf of the Board of Directors, I would like to express our appreciation for your interest in CapsoVision,
Inc. Look forward to your participation at the Annual Meeting.
Sincerely,
Chen Lung Tsai
Chair of the Board of Directors
NOTICE OF THE 2026 ANNUAL MEETING OF STOCKHOLDERS
Meeting Date, Time, and Place
The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of CapsoVision, Inc., a Delaware corporation will be held on June 11, 2026, at 9:00 a.m. Pacific Daylight Time.
The Annual Meeting will be virtual-only. You can, attend the Annual Meeting, vote your shares electronically, and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/CV2026. Your
16-digit control number will be included on your proxy card or on the voting instruction form accompanying these proxy materials.
Agenda
1.Election (re-election) of the three Class I directors to hold office until our 2029 annual meeting of stockholders;
2.Ratification of appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the year ending December 31, 2026; and
3.Transaction of other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
Record Date
You can vote if you were a stockholder of record on April 13, 2026.
Board Recommendations
The Board of Directors recommends that you vote:
•FOR the election (re-election) of the following three nominees as Class I directors to hold office until our 2029 annual meeting of stockholders.
  Nominees:
01) Joanne Imperial, M.D.
02) Wen-Herng (Henry) King
03) Michele Harari
•FOR to ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the 2026 fiscal year.
Your vote is important. Whether or not you plan to attend the Annual Meeting online, we encourage you to read the accompanying Proxy Statement and our Annual Report on Form 10-K for the year ended December 31,
2025 (the “Annual Report”), and submit your proxy as soon as possible using one of the three voting methods described in the “Information About the Proxy Process and Voting” section in the Proxy Statement.
By Order of the Board of Directors,
Kang-Huai (Johnny) Wang
President and Chief Executive Officer
April 28, 2026
Saratoga, California
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL
MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 11, 2026.
The Proxy Statement and the Annual Report are available on our website at https://investors.capsovision.com and at www.ProxyVote.com.
i

PROXY STATEMENT
FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS
JUNE 11, 2026
We have sent you this proxy statement ("Proxy Statement") and the enclosed proxy card because the Board of
Directors (the “Board”) of CapsoVision, Inc., a Delaware corporation (referred to herein as the “Company,”
“CapsoVision,” “we,” “us,” or “our”) is soliciting your proxy to vote at our 2026 Annual Meeting of Stockholders
(the “Annual Meeting”), which will be held on Thursday, June 11, 2026, at 9:00 a.m. Pacific Daylight Time. The
Annual Meeting will be held online at www.virtualshareholdermeeting.com/CV2026.
•This Proxy Statement summarizes information about the proposals to be considered at the Annual Meeting and other information you may find useful in determining how to vote.
•The proxy card is the means by which you authorize another person to vote your shares in accordance with your instructions.
Pursuant to “Notice and Access” rules adopted by the Securities and Exchange Commission (the “SEC”), we
have elected to provide access to our Annual Meeting materials, which include this Proxy Statement and our
Annual Report on Form 10-K for the year ended December 31, 2025 (the “Annual Report”), over the internet in lieu of mailing printed copies. We will begin mailing the Notice of Internet Availability to our stockholders of record as of April 13, 2026 (the “Record Date”) for the first time on or about April 28, 2026. The Notice of
Internet Availability will contain instructions on how to access and review the Annual Meeting materials and will also contain instructions on how to request a printed copy of the Annual Meeting materials. In addition, we have provided brokers, dealers, banks, voting trustees, and their nominees, at our expense, with additional copies of our proxy materials and the Annual Report so that our stockholders of record can supply these materials to the beneficial owners of shares of our common stock as of the Record Date. The Annual Report is also available in the “Investors—Financials —SEC Filings” section of our website at https://investors.capsovision.com.
The only outstanding voting securities of CapsoVision, Inc are shares of common stock, $0.001 par value per share (the “common stock”), of which there were 49,849,728 shares outstanding as of the Record Date
(excluding any treasury shares). The holders of a majority in voting power of the shares of common stock issued and outstanding and entitled to vote, present in attendance online or represented by proxy, are required to hold the Annual Meeting.

INFORMATION ABOUT THE PROXY PROCESS AND VOTING
Why am I receiving these materials?
We have made the Proxy Statement and the proxy card available to you on the internet or, upon your request, have delivered printed proxy materials to you, because the Board is soliciting your proxy to vote at the Annual
Meeting, including at any adjournments or postponements of the Annual Meeting. You are invited to attend the
Annual Meeting online to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may complete, sign, and return the proxy card, or follow the instructions below to submit your proxy over the telephone or on the Internet.
The Proxy Statement, the Notice of Internet Availability, the Notice of Annual Meeting, and the accompanying proxy card will be first made available for access on or about April 28, 2026, to all stockholders of record entitled to vote at the Annual Meeting.
Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual
Meeting. At the close of business on the Record Date, there were 49,849,728 shares of common stock issued and outstanding and entitled to vote.
Stockholder of Record
If, on the Record Date, your shares were registered directly in your name with the transfer agent for our common stock, Broadridge Corporate Issuer Solutions, LLC, then you are a stockholder of record. As a stockholder of record, you may vote at the Annual Meeting by attending the Annual Meeting online or you may vote by proxy. Whether or not you plan to attend the Annual Meeting online, we encourage you to fill out and return the proxy card or vote by proxy over the telephone or on the internet as instructed below to ensure your vote is counted.
Beneficial Owner
If, on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer, custodian, or other similar organization acting as nominee (each, a “broker”), then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by your broker. The broker holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account.
What am I being asked to vote on?
You are being asked to vote on two proposals:
•Proposal 1 - the election (re-election) of the three Class I directors to hold office until our 2029 annual meeting of stockholders.
•Proposal 2 - the ratification of the appointment Baker Tilly US, LLP, as our independent registered public accounting firm for the year ending December 31, 2026.
In addition, you are entitled to vote on any other matters that are properly brought before the Annual Meeting.
How do I vote?
•For Proposal 1, you may vote “For All” the nominees to the Board, "Withhold All" or choose
"For All Except" option in which case you may withhold your vote in respect of selected nominees.
•For Proposal 2, you may either vote “For” or “Against” or abstain from voting.
Please note that by casting your vote by proxy, you are authorizing the individuals listed on the proxy card to vote your shares in accordance with your instructions and in their discretion with respect to any other matter that properly comes before the Annual Meeting or any adjournments or postponements thereof.

The procedures for voting are as follows:
Stockholder of Record
If you are a stockholder of record, you may vote at the Annual Meeting online by logging in at
www.virtualshareholdermeeting.com/CV2026 and entering the 16-digit control number listed on your proxy card.
Alternatively, you may vote by proxy before the Annual Meeting in the following ways:
•via the Internet at www.ProxyVote.com;
•by telephone by calling 1-800-690-6903; or
•by signing and returning the proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way,
Edgewood, NY 11717.
Whether or not you plan to attend the Annual Meeting online, we encourage you to vote by proxy to ensure your vote is counted. Even if you have submitted a proxy before the Annual Meeting, you may still attend the Annual
Meeting online and vote online. In such case, your previously submitted proxy will be disregarded.
Beneficial Owner
If you are a beneficial owner, you should have received a voting instruction card and voting instructions with these proxy materials from your broker. To ensure your vote is counted, you must complete and mail the voting instruction card. To vote at the Annual Meeting online, you must obtain a valid proxy from your broker. Follow the instructions from your broker included with these proxy materials, or contact your broker to request a proxy form.
Who counts the votes?
A delegate of Broadridge Financial Solutions, Inc. will serve as the inspector of election (the “Inspector of
Election”).
How are votes counted?
Votes will be counted by the Inspector of Election, who will separately count (i) with respect to Proposal 1,
“For  All ” votes , “Withhold All” votes, "For All Except" votes (including for which individual nominee(s) the authority to vote has been withheld) and broker non-votes and (ii) with respect to Proposal 2, “For ” votes,
“Against” votes , and abstentions.
What are “broker non-votes”?
Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker of the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in “street name,” the beneficial owner of the shares is entitled to give voting instructions to the broker holding the shares.
If the beneficial owner does not provide voting instructions, the broker can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a broker or other stockholder of record indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. Accordingly, if you own shares in “street name,” please be sure to instruct your broker how to vote to ensure that your vote is counted on each of the proposals.
Which proposals are considered “routine” or “non-routine?”
Proposal 2, or the ratification of the appointment of Baker Tilly US, LLP, as our independent registered public accounting firm for the year ending December 31, 2026, is considered routine under applicable rules. A broker may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal 2.
Proposals 1, or the election of directors is considered non-routine under applicable rules. A broker cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposals 1.

How many votes are needed to approve the proposal?
With respect to Proposal 1, a plurality of the votes cast shall be sufficient to elect a director.
With respect to Proposals 2, the affirmative vote of the holders of a majority in voting power of the votes cast
(excluding abstentions and broker non-votes) is required for approval.
How many votes do I have?
On each proposal, you have one vote for each share of common stock you own as of the Record Date.
What if I return a proxy card but do not make specific choices?
If we receive a signed and dated proxy card that does not specify how your shares are to be voted, your shares will be voted as follows:
•“For” the election (re-election) of the three Class I directors to hold office until our 2029 annual meeting of stockholders;
•“For” the ratification of the appointment of Baker Tilly US, LLP, as our independent registered public accounting firm for the year ending December 31, 2026.
If any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on your proxy card) will vote your shares in his or her discretion.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors, officers, and employees may also solicit proxies in person, by telephone, or by other means of communication.
Directors, officers, and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.
What does it mean if I receive more than one set of materials?
If you receive more than one set of materials, your shares are registered in more than one name or are registered in different accounts. In order to vote all the shares you own, you must either sign and return all of the proxy cards or follow the instructions for any alternative voting procedure on each of the proxy cards.
Can I change my vote after submitting my proxy?
Yes, you can revoke your proxy at any time before the final vote at the Annual Meeting. If you are a stockholder of record, you may revoke your proxy by:
•submitting another properly completed proxy with a later date;
•sending a written notice that you are revoking your proxy to our Associate Director of HR and
Office Management at 18805 Cox Avenue, Suite 250, Saratoga, California, 94085; or
•attending the Annual Meeting online and voting during the Annual Meeting. Simply attending the
Annual Meeting online will not, by itself, revoke your proxy.
If your shares are held by your broker, you should follow the instructions provided by them.
How do I attend the virtual Annual Meeting?
The live audio webcast of the Annual Meeting will begin promptly at 09:00 a.m. Pacific Daylight Time on June
11, 2026. Online access to the audio webcast will open approximately 15 minutes prior to the start of the Annual
Meeting to allow time for our stockholders to log in and test their devices’ audio system. We encourage you to access the meeting in advance of the designated start time.
To attend the Annual Meeting, you will need to log in at www.virtualshareholdermeeting.com/CV2026 by using the 16-digit control number listed on your proxy card.

Is technical assistance provided before and during the virtual Annual Meeting?
Beginning 15 minutes prior to the start of and during the virtual Annual Meeting, we will have support team ready to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting.
If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual stockholder meeting log in page.
When are stockholder proposals due for next year’s Annual Meeting?
To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by
December 29, 2026, (which is the 120 days prior to the first anniversary of the mailing date of this Proxy
Statement) ,to our Corporate Secretary at 18805 Cox Avenue, Suite 250, Saratoga, California 95070; provided, however, that if the date of the next year's annual meeting is more than 30 days from June 11, 2027, the deadline is a reasonable time before we begin to print and send our proxy materials for next year’s annual meeting.
Pursuant to our bylaws, in order for a stockholder to present a proposal for next year’s annual meeting, other than proposals to be included in the proxy statement as described above, or to nominate a director, you must do so between February 11, 2027 and March 13, 2027; provided, however, that if the date of that annual meeting is more than 30 days before or more than 60 days after June 11, 2027, you must give notice not more than the
120th day prior to such annual meeting, and not later than the 90th day prior to such annual meeting or, if later, the 10th day following the day on which public disclosure of the date of such annual meeting is first made. You are also advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), no later than 60 days prior to the anniversary of the previous year’s annual meeting (no later than April 12, 2027 for the 2027 annual meeting of stockholders). If the date of the 2027 annual meeting of stockholders is changed by more than 30 days from the anniversary of the Annual Meeting, then notice must be provided by the later of 60 days prior to the date of the
2027 annual meeting of stockholders or the 10th day following the day on which public announcement of the date of the 2027 annual meeting of stockholders is first made.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if the holders of a majority in voting power of the shares of common stock issued and outstanding and entitled to vote are present in attendance online or represented by proxy at the Annual Meeting. On the Record Date, there were
49,849,728 shares outstanding and entitled to vote. Accordingly, 24,924,865 shares must be represented by stockholders present at the Annual Meeting online or by proxy to have a quorum.
Your shares will be counted toward the quorum only if you submit a valid proxy or vote at the Annual Meeting online. Abstentions and broker non-votes will be counted toward the quorum requirement. If there is no quorum, either the chair of the Annual Meeting or a majority in voting power of the stockholders entitled to vote at the
Annual Meeting, in attendance online or represented by proxy, may adjourn the Annual Meeting to another time or place.
How can I find out the results of the voting at the Annual Meeting?
Voting results will be announced by the filing of a Current Report on Form 8-K within four business days after the Annual Meeting. If final voting results are unavailable at that time, we will file an amended Current Report on
Form 8-K within four business days of the day the final results are available.
Implications of being an “emerging growth company.”
We are an “emerging growth company” as that term is used in the Jumpstart Our Business Startups Act of 2012 and, as such, have elected to comply with certain reduced public company reporting requirements. These reduced reporting requirements include reduced disclosure about our executive compensation arrangements and no non-binding advisory votes on executive compensation. We will remain an emerging growth company until the earlier of: (a) the last day of the fiscal year following the fifth anniversary of the consummation of our initial public offering, (b) the last day of the fiscal year in which we have total annual gross revenue of at least
$1.235 billion, (c) the last day of the fiscal year in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the last business day of the second fiscal quarter of such year, or (d) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period.

PROPOSAL NO. 1
ELECTION (RE-ELECTION) OF DIRECTORS
Our Board currently consists of seven members who are divided into three classes, designated as Class I,
Class II, and Class III. Each class has a staggered, three-year term. Class I directors’ terms expire at the Annual
Meeting, Class II directors’ terms expire at the 2027 annual meeting of stockholders, and Class III directors’
terms expire at the 2028 annual meeting of stockholders. At each annual meeting of stockholders, directors whose terms are expiring will be succeeded by newly-elected directors, who will serve from the time of their election and qualification until the third subsequent annual meeting of stockholders. Vacancies on the Board may be filled by persons elected by a majority of the remaining directors, and such persons shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until their successors are elected and qualified.
The following table sets forth information with respect to our director nominees and continuing directors, as of
April 13, 2025:

		Committee
Name	Age	Audit	Compensation
Class I Directors - Term expiring at the Annual Meeting; nominees for re-election at the Annual Meeting
Joanne Imperial, M.D.	76		X
Wen-Herng (Henry) King	62	X
Michele Harari	53		X
Class II Directors -Term expiring at the 2027 annual meeting of stockholders
Julia Gouw (1)	66	X
Hui-Ying (Patty) Kuo	55	X
Class III Directors -Term expiring at the 2028 annual meeting of stockholders
Chen Lung Tsai (2)	74		X
Kang-Huai (Johnny) Wang (3)	69
_______________________________________________________________________________________
(1)Ms. Gouw, Julia is the Company’s Audit Committee Chair.
(2)Mr. Tsai, Chen Lung is the Company’s Board of Directors Chair and Compensation Committee Chair.
(3)Mr. Wang, Kang-Huai (Johnny) is the Company’s President and Chief Executive Officer.
The CapsoVision Board of Directors has two standing committees: (a) an Audit Committee, and (b) a
Compensation Committee. The Board does not have a Nominating and Governance Committee, as the Board has determined that the functions of a nominating committee can be adequately fulfilled by the independent directors.
The Board has nominated Joanne Imperial, M.D., Wen-Herng (Henry) King and Michele Harari to serve as
Class I directors until the 2029 annual meeting of stockholders or until their successors are duly elected and qualified. Dr. Imperial, Mr. King and Ms. Harari have agreed to serve if elected, and there is no reason to believe that any of Dr. Imperial, Mr. King or Ms. Harari will be unable to serve.
Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the re-election of
Dr. Imperial, Mr. King and Ms. Harari as Class I directors. In the event that any of the nominees should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board may propose.
Director Biographies
Brief biographies of our Class I director nominees (Joanne Imperial, M.D., Wen-Herng (Henry) King and Michele
Harari) as well as our continuing Class II directors (Julia Gouw and Hui Ying (Patty) Kuo) and Class III directors
(Kang-Huai (Johnny) Wang and Chen Lung Tsai) are set forth below.

Nominees for Election to the Board of Directors
Joanne Imperial, M.D. has served as a member of our board of directors since 2025. Dr. Imperial has served as Chief Medical Officer at HepQuant LLC since March 2025 and as Director, Medical and Scientific Affairs at
HepQuant LLC from November 2024 to March 2025. Dr. Imperial also served as Senior Medical Director for
Fortea from September 2020 to October 2024; as Vice President for Blade Therapeutics from February 2019 to
September 2020; as Senior Medical Director for Conatus Pharmaceuticals from February 2017 to February
2019; as Medical Director for Fibrogen from August 2014 to February 2017; and as Medical Director, Medical
Affairs for Onyx Pharmaceuticals from August 2010 to August 2014. Dr. Imperial also served in various academic and professorship roles at Stanford University from April 1995 to February 2017; and as Clinical
Associate at University of California, San Francisco from August 2007 to February 2010. Dr Imperial holds a
B.S. in Psychology from Thomas Moore University and a M.D. from New York Medical College. Dr. Imperial completed her residency in medicine and fellowship in clinical nutrition/gastroenterology at New England
Deaconess Hospital and also received her fellowship in gastroenterology from California Pacific Medical Center and University of California, San Francisco, and received her fellowship in Transplant Hepatology from
University of Pittsburgh.
Wen-Herng (Henry) King has served as a member of our board of directors since 2025. Mr. King has served as Chairman of Kashman Investment since 2015 as an independent director of Panram International since
2017; and as a director of Golden Bridge Electech since 2016 as an independent director of Brinno since 2025;
and an independent director of Edom since 2025. Mr. King has also served as an independent director of
Silergy Corp from 2019 to 2025; as an independent director Chip Hope Ltd from 2015 to 2024; as Managing
Director at Goldman Sachs Asia from 2006 to 2012; as well as various other finance roles in investment companies. Mr. King holds a B.S. in Electrical Engineering from National Central University in Taiwan, an M.B.A.
from Loyola University of Chicago, an Executive M.B.A. from Fudan University in China and an Executive
M.B.A. from National Taiwan University in Taiwan.
Michele Harari has served as a member of our board of directors since 2025. Ms. Harari currently owns and maintains a sustainable ranch where she oversees operations that include an AI-enabled agricultural venture.
From 2016 to 2021, Ms. Harari served as the founder of Juju Life, an integrative therapies company; and prior to 2016, co-founded the Los Gatos School of Music. Ms. Harari attended Brandeis University where she obtained a B.A. in General Science and a minor in Creative Writing.
Continuing Directors
Chen Lung Tsai has served as Chairman of the Board since 2025 and has been a member of our board since
2014. Mr. Tsai also served as the Chairman of the Board for One Test Systems from 2018 to 2023; as USA
Representative for TeraPower from 2016 to 2018; as Chief Operations Officer and board director for Lucis-Tech from 2015 to 2016; as President of Operations and Senior Vice President (“SVP”) of Manufacturing Operations
for Greenliant Systems from 2010 to 2015; as SVP of Worldwide Backend Operations and a board director for
Silicon Storage Technology from 1996 to 2010, as a board director of PTI and KYE from 2000 to 2010 as well as various other engineering roles in the semiconductor manufacturing industry. Mr. Tsai holds a B.S. from
Show Chu University, and a M.S. in Physics and Electrical Engineering from the Florida Institute of Technology.
Julia Gouw has served as a member of our board of directors since 2025. Ms. Gouw has served as a board member of ECMC Group since 2015; and as Chair of the Board for Piermont Bank since 2019. Ms. Gouw also served as a board member and Chair of the Audit Committee for Vizio from 2021 to 2024; as the President and
Chief Operating Officer of East West Bank from 2008 to 2016, Chief Financial Officer from 1994 to 2008, and
Controller from 1989 to 1994; and as Senior Audit Manager at KPMG from 1983 to 1989. Ms. Gouw holds a
B.S. in Accounting from the University of Illinois at Urbana-Champaign.
Hui Ying (Patty) Kuo has served as a member of our board of directors since 2024. Ms. Kuo has served as the
Corporate Governance Officer for Asia Vital Components Co. since 2020; its Executive Committee Member of
Sustainability Development Committee since 2022, and its Director of Operations Audit Department since 2007 as a Director for Furukawa Electric since 2005; and as a Director for Hongye Investment company since 2011.
Ms. Kuo has also served as Acting Spokesperson for Asia Vital Components Co. from 2016 to 2023, as its Audit
Supervisor from 2007 to 2020 and as its IPO Project Manager from 2001 to 2007; as Underwriting staff for
Yuanta Securities Co. from 1996 to 2001; and as Audit Staff for PwC Taiwan, from 1992 to 1996. Ms. Kuo holds a B.S. in Accounting and an M.B.A. from Soochow University in Taiwan.

Kang-Huai (Johnny) Wang is a co-founder, a member of our board of directors, and has served as President and Chief Executive Officer since November 2024. Previously, he served as CapsoVision’s President and Chief
Technology Officer from October 2006 to October 2024. Prior to joining the Company, Mr. Wang was Vice
President of Engineering for ESS Technology, then a public company in multi-media chip design; Chief
Technology Officer president and co-founder of Divio, Inc, a video processing chip design company; and as
Design Manager for C-Cube Microsystem, an IC design house. Mr. Wang has also held various engineering roles in the semiconductor industry. Mr. Wang holds a B.S. in electronic engineering from National Chiao-Tung
University in Taiwan, and a M.S.E.E. summa cum laude in electrical engineering from Texas A&M University. Mr
Wang is not an independent director for purposes of the Nasdaq ’s independence standards as a result of Mr.
Wang’s employment as CapsoVision’s President and Chief Executive Officer.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE
FOR THE ELECTION OF THE NAMED NOMINEES.

PROPOSAL NO. 2
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
The Audit Committee has appointed Baker Tilly US, LLP ("Baker Tilly") as our independent registered public accounting firm for the year ending December 31, 2026, and is seeking ratification of such selection by our stockholders at the Annual Meeting. Baker Tilly has audited our financial statements for each of our fiscal years since the fiscal year ended December 31, 2024. Representatives of Baker Tilly are expected to be in attendance online at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.
Although ratification of the Audit Committee’s appointment of Baker Tilly is not required, we value the opinions of our stockholders and believe that stockholder ratification is a good corporate governance practice. In the event of a negative vote on this proposal, the Audit Committee will reconsider its selection. Even if the selection is ratified, the Audit Committee may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of our Company and our stockholders.
Principal Accountant Fees and Services
The following table represents aggregate fees billed by Baker Tilly relating to the fiscal years ended December
31, 2025 and 2024.

	Year Ended December 31,
	2025	2024
Audit Fees(1)	$957,600	$617,750
Audit–Related Fees	—	—
Tax Fees	—	—
All Other Fees(2)	600	1,030
Total Fees	$958,200	$618,780
_____________________________________________________________________________________
(1)“Audit Fees” consist of fees for professional services provided primarily in connection with the annual audit of our financial statements, quarterly reviews and services associated with SEC registration statements and other documents issued in connection with our initial public offering including comfort letters and consents.
(2)““All Other Fees” consist of fees billed for out-of-pocket expenditures reimbursement
Pre-Approval Policies and Procedures
The Audit Committee’s charter mandates that the Audit Committee shall pre-approve any audit and non-audit service provided to the Company by the independent auditor, unless the engagement is entered into pursuant to appropriate preapproval policies established by the Committee or if such service falls within available exceptions under SEC rules.
In accordance with the charter, the Audit Committee approved all of the audit, audit-related, tax, and other services provided by Baker Tilly for 2025, including the audit, audit-related, tax, and other services provided by
Baker Tilly following our initial public offering, and in each case, the estimated costs of those services. Actual amounts billed, to the extent in excess of the estimated amounts, are periodically reviewed and approved by the
Audit Committee.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF
OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Audit Committee has reviewed and discussed our consolidated audited financial statements for fiscal year
2025 with management. The Audit Committee has discussed with Baker Tilly US, LLP, our independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the
Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission (the
“SEC”).
The Audit Committee has received the written disclosures and the letter from Baker Tilly US, LLP required by the PCAOB regarding communications with the Audit Committee regarding independence, and has discussed with Baker Tilly US, LLP its independence. Based on the review and discussions described above, among other things, the Audit Committee recommended to the Board that the consolidated audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2025.
Audit Committee
Julia Gouw, Chair
Wen-Herng (Henry) King
Hui Ying (Patty) Kuo

THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS
Code of Conduct
We have adopted the CapsoVision Code of Ethics and Business Conduct (the “Code of Conduct”) that applies to all our officers, directors, employees, consultants, agents, and representatives, including our principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions. The Code of Conduct contains general guidelines for conducting the business of our company consistent with the highest standards of business ethics and is intended to qualify as a “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and Item 406 of Regulation S-K. In addition, we intend to disclose any future amendments to certain provisions of our code of business conduct and ethics, or waivers of such provisions applicable to our directors, officers, and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and agents and representatives, on our website identified below  or in public filings.
A copy of our Code of Conduct is available on our website at https://investors.capsovision.com. Reference to our website does not constitute incorporation by reference of the information contained at or available through our website into this Proxy Statement.
Corporate Governance Guidelines
To guide the operation and direction of the Board and its Committees, our Board adopted the Corporate
Governance Guidelines in order to ensure that it has the necessary practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. Our Board believes good corporate governance is fundamental to the success of our business. We regularly evaluate our corporate governance practices in light of applicable changes in Delaware law, the rules and listing standards of the Nasdaq Stock Market ("Nasdaq"), and the rules and regulations of the SEC, as well as best practices suggested by recognized governance authorities and through stockholder engagement and make modifications to our corporate governance practices. A copy of our Corporate Governance Guidelines is available on our website at https://investors.capsovision.com.
Independence of the Board
Under the Nasdaq rules and regulations, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by such board. The Board consulted with the
Company’s counsel to ensure that the Board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent
Nasdaq listing standards, as in effect from time to time.
Consistent with these considerations, our Board has determined that all of our directors, other than Kang-Huai
(Johnny) Wang, qualify as “independent” directors in accordance with the Nasdaq listing requirements. Mr.
Wang is not considered independent due to his position as our President and Chief Executive Officer. The
Nasdaq independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his or her family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our Board has made a subjective determination as to each independent director that no relationship exists, which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no current family relationships among any of our directors or executive officers.
As required under Nasdaq rules and regulations, our independent directors meet in regularly scheduled executive sessions at which only independent directors are present. Each of the Audit Committee and
Compensation Committee of our Board is comprised entirely of directors determined by the Board to be independent within the meaning of Nasdaq and SEC rules and regulations applicable to the members of such committees.

Leadership Structure of the Board
Our bylaws and Corporate Governance Guidelines provide our Board with flexibility to combine or separate the positions of Chair of the Board and Chief Executive Officer and to implement a lead director in accordance with its determination regarding which structure would be in the best interests of the Company. Mr. Tsai currently serves as the Chair of the Board.
Our Board has concluded that our leadership structure is appropriate at this time because it facilitates effective oversight and further strengthens the Board’s independent leadership and commitment to sound governance.
This also allows our Chief Executive Officer to focus on the day-to-day business of CapsoVision, while allowing the Chair of the Board to lead our Board in its oversight of management. However, our Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.
Role of Board in Risk Oversight Process
Risk assessment and oversight are an integral part of our governance and management processes. Our Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings, and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the strategic risks facing us. Throughout the year, senior management reviews these strategic risks with the Board at regular Board meetings as part of management presentations that focus on particular business functions, operations or strategies and presents the steps taken by management to mitigate or eliminate such risks.
Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. While our Board is responsible for monitoring and assessing strategic risk exposure, our Audit Committee is responsible for overseeing the management of risks related to accounting matters and financial reporting, company-wide information security risk assessment processes, cybersecurity and data privacy risk management, FDA and healthcare regulatory risk management and major financial risk exposures. The Audit Committee then reviews these matters with the full Board as part of the Audit Committee’s reports at regular Board meetings. The Audit Committee also approves or disapproves related-party transactions. Our Board of Directors acts in lieu of the Nominating Committee and monitors the effectiveness of our Corporate Governance Guidelines and risks related to environmental, social, and governance issues and oversees management succession planning. Our Compensation Committee assesses and monitors our compensation policies and programs.
Board Committees
Our Board has the following standing committees: an Audit Committee and a Compensation Committee. Our
Board may establish other committees to facilitate the management of our business. The composition and functions of each committee are described below.
Audit Committee
Our Audit Committee oversees our corporate accounting and financial reporting process. Among other matters, the Audit Committee:
•appoints, compensates, retains, and oversees the independent auditor and any other audit firms. It ensures auditors report directly to the Committee and resolves disputes between auditors and management regarding financial reporting;
•pre-approves all audit and non-audit services, subject to established policies or
SEC exceptions. The Chair may approve certain services between meetings, with decisions reported to the full Committee;
•reviews annual disclosures of auditor relationships and evaluates their independence. It engages in dialogue with the auditor and ensures required rotation of audit partners;
•reviews key written communications between auditors and management, including management letters. It also discusses required auditor reports under applicable regulations;

•discusses audit problems or difficulties with the independent auditor. It also reviews how management responds to such issues;
•reviews audited financial statements, critical accounting policies, and key disclosures with management and auditors. It recommends whether to include the financials in the annual Form 10-K;
•prepares a report on audited financial statements for inclusion in the Company’s annual proxy statement;
•reviews and discusses quarterly financial statements and related disclosures with management and auditors;
•reviews earnings press releases and financial information provided to analysts and rating agencies;
•reviews and oversees policies and processes for managing financial, regulatory
(including FDA/healthcare), and cybersecurity risks. It monitors management’s actions to control these risks;
•reviews and approves related party transactions in accordance with regulatory requirements and company policy;
•reviews critical accounting policies and estimates;
•establishes procedures for handling complaints related to accounting and auditing matters received through the compliance helpline (and other means) pursuant to the company’s whistleblower policy. It ensures mechanisms exist for confidential and anonymous employee reporting;
•reviews the adequacy of internal controls over financial reporting (ICFR). It monitors actions taken to address identified material weaknesses;
•reviews and discusses the Company’s Code of Conduct and enforcement procedures. It also considers and may grant waivers, or refer them to the Board;
•regularly reports its activities and findings to the Board of Directors;
•conducts an annual evaluation of its own performance;
•reviews and reassesses its charter annually. It recommends any proposed changes to the Board for approval.
The current members of our Audit Committee are Julia Gouw, Wen-Herng (Henry) King, and Hui Ying (Patty)
Kuo. The Chair of the Audit Committee is Ms. Gouw. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of Nasdaq and the SEC. Our Board has determined that Ms. Gouw is an “audit committee financial expert” as defined under the applicable rules of the SEC and has the requisite financial sophistication as defined under the applicable rules and regulations of
Nasdaq. Under the rules of the SEC, members of the audit committee must also meet heightened independence standards. Our Board has determined that Ms. Gouw, Mr. King, and Ms. Kuo are “independent”
for audit committee purposes as that term is defined in the applicable rules of Nasdaq and the SEC.
The Audit Committee operates under a written charter that satisfies the applicable standards of Nasdaq and the
SEC. A copy of the Audit Committee charter is available to security holders on the Company’s website at https://
investors.capsovison.com.
Compensation Committee
Our Compensation Committee oversees policies relating to compensation and benefits of our officers and employees. Among other matters, the Compensation Committee:
•sets and approves corporate goals for the CEO’s compensation. It evaluates the
CEO’s performance against those goals and determines or recommends compensation accordingly. The CEO is excluded from deliberations and voting on their own compensation;
•oversees performance evaluations of executive officers other than the CEO. Based on these evaluations, it approves or recommends their compensation to the Board;
•reviews director compensation, including cash and equity components. It makes recommendations to the Board regarding appropriate director pay;
•oversees, approves, and administers incentive and equity-based compensation plans. It establishes frameworks and guidelines for awards and grants cash and equity incentives. It has authority to administer these plans unless reserved for the full Board;

•reviews and performs the Compensation Discussion and Analysis (CD&A) with management. It determines whether to recommend its inclusion in required filings such as the Form 10-K or proxy statement;
•administers and oversees compliance with compensation recovery (clawback)
policies. It ensures these policies align with SEC and Nasdaq requirements;
•reviews and approves employment and severance agreements for executive officers to ensure consistency with the Company’s compensation strategy and governance standards;
•oversees compensation policies, benefits programs, and overall compensation philosophy. It periodically reviews alignment with long-term stockholder interests and company objectives;
•prepares the annual Compensation Committee Report to ensure it supports regulatory disclosures related to executive compensation;
•reviews strategies and practices related to human capital management. This includes diversity, equity, and inclusion, workplace culture, employee engagement, and talent development and retention;
•regularly reports its activities and decisions to the Board of Directors. This ensures transparency and alignment with overall governance;
•conducts an annual evaluation of its own performance. This helps ensure effectiveness and continuous improvement;
•reviews and reassesses its charter annually. It recommends any updates or changes to the Board for approval.
The current members of our Compensation Committee are Chen Lung Tsai, Joanne Imperial, M.D. and Michele
Harari. The Chair of the Compensation Committee is Mr. Chen Lung Tsai. Each of the members of our
Compensation Committee is independent under the applicable rules and regulations of Nasdaq and is a “non-
employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.
The Compensation Committee operates under a written charter that satisfies the applicable standards of
Nasdaq and the SEC. A copy of the Compensation Committee charter is available to security holders on the
Company’s website at https://investors.capsovision.com.
The Compensation Committee has retained Equity Methods®, a leading national financial reporting, human resources advisory and valuation consulting firm to perform a market research analysis for on our various executive positions and to assist the committee in developing appropriate incentive plans for our executives on an annual basis.
In compliance with the disclosure requirements of the SEC regarding the independence of compensation consultants, Equity Methods addressed each of the six independence factors established by the SEC with the
Compensation Committee. Each of the responses affirmed the independence of Equity Methods on executive compensation matters. Based on this assessment, the Compensation Committee determined that the engagement of Equity Methods does not raise any conflicts of interest or similar concerns. In addition, the
Compensation Committee evaluated the independence of its other outside advisors to the Compensation
Committee, including outside legal counsel, based on the same independence factors and concluded their service does not raise any conflicts of interest.
In addition to advice provided by outside consultants, our executive officers submit proposals to our
Compensation Committee regarding our executive and director compensation. Our President and Chief
Executive Officer, Mr. Wang, also serves on our Board. By serving multiple roles, Mr. Wang is uniquely positioned to help the Board and the Compensation Committee in many of its compensation decisions as he possesses detailed knowledge of the issues, opportunities and challenges we face, our business, and our industry, which help him to identify the key performance measures and indicators that may be used in setting incentive-based compensation. In his role as our President and Chief Executive Officer, Mr. Wang is also close enough to our day-to-day operations to be able to identify key contributors and top performers within the
Company, so as to ensure that their compensation accurately reflects their responsibilities, performance, future expectations, and experience levels. While Mr. Wang recuses himself from any Board discussions that involve her own compensation, her recommendations and feedback, along with the feedback and recommendations of our other senior executive officers, are often taken into consideration by the board and the Compensation
Committee when setting compensation levels.

Board of Directors in lieu of Nominating and Governance Committees
The Board is responsible for nominating members for election to the Board by the Company’s stockholders at the annual meeting of stockholders. The Board is also responsible for filling vacancies on the Board that may occur between annual meetings of stockholders. The Board does have a Nominating and Governance
Committee. The Board has determined that the functions of a nominating committee can be adequately fulfilled by our independent directors. The independent directors are responsible for identifying, evaluating and recommending to the Board individuals qualified to become members of the Board, in accordance with our
Bylaws and consistent with the criteria, policies and principles set by the Board and any additional criteria (such as experience, qualifications, attributes and skills) desired for directors and director candidates as may be determined from time to time by the Board. Stockholders may also recommend director candidates for election to the Board, and the independent directors will consider such director candidates in the same manner and using the same criteria as that used for any other director candidate.
Stockholders who wish to recommend a director candidate for consideration by the independent directors and the Board should submit their recommendation in writing to the independent directors, care of the Secretary of the Company, no later than the January 1 prior to the next annual meeting of stockholders. Such recommendation must include all information about the stockholder and the candidate otherwise required for director nominations by a stockholder pursuant to the Company’s Bylaws. The independent directors may request additional information concerning such director candidate as it deems reasonably required to determine the eligibility and qualification of the director candidate to serve as a member of the Board.
The independent directors are responsible for reviewing and recommending to the Board from time to time the knowledge, experience, skills, expertise and diversity or other criteria desired for directors and director candidates. In considering candidates for nomination or appointment to the Board, the Board also intends to consider such factors as whether the director candidate possesses skills and knowledge in the areas of leadership of large, complex organizations, finance, strategic planning, legal, government relations and relevant industries, especially the healthcare and cancer therapy industries. In conducting its assessment, the Board considers diversity, ability, judgment, skills and experience in the context of the needs and current make-up of the Board of Directors, and also considers whether the candidate is an independent director for purposes of the
Nasdaq rules and whether the candidate satisfies other qualification requirements for service on committees of the Board. In the case of incumbent directors whose terms of office are set to expire, the Board reviews such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence.
The Board and the Company wish to maintain a Board composed of members who can productively contribute to the success of the Company. From time to time, the Board may change the criteria for Board membership to maximize the opportunity to achieve this success. When this occurs, existing members will be evaluated according to the new criteria. A director who no longer meets the complete criteria for board membership may be asked to adjust his or her committee assignments or resign from the Board.
The details for nominating directors are set out in our written Corporate Governance Guidelines that satisfies the applicable standards of Nasdaq and the SEC. The independent directors review and assess at least annually the adequacy of Corporate Governance Guidelines and recommend any proposed changes to the
Board for approval. A copy of the Corporate Governance Guidelines is available to security holders on the
Company’s website at https://investors.capsovision.com.
Meetings of the Board, Board and Committee Member Attendance, and Annual Meeting Attendance
Our Board met 11 times during 2025. The Audit Committee met 2 times. The Compensation Committee met 4 times. During 2025, each Board member other than Joanne Imperial, M.D. attended at least 75% of the meetings of the Board and of the committees of the Board on which he or she served, in each case, to the extent appointed as a Board member at the relevant time of each meeting. While we encourage all of our directors and nominees for director to attend our annual meeting of stockholders, attendance is not mandatory.

Stockholder Communications with the Board
Should stockholders wish to communicate with the Board or any specified individual directors, such correspondence should be sent to the attention of our Secretary of the Company at 18805 Cox Avenue, Suite
250, Saratoga, California 95070, who will forward the communication to our Board.
Clawback Policy
On May 27, 2025 the Company has adopted the Policy Regarding the Recoupment of Certain Compensation
Payments (the “Clawback Policy”) in compliance with Nasdaq listing standards and Section 10D of the
Exchange Act effective as of the date of our initial public offering. The Clawback Policy applies to current and former Section 16 officers and requires us, subject to limited exemptions provided by the Nasdaq rules, to recoup incentive-based compensation (as that term is defined in Section 10D of the Exchange Act) erroneously received after the date of our initial public offering and within the three fiscal years preceding the date an accounting restatement is determined to be required. A copy of our Clawback Policy is filed with our Annual
Report.
Insider Trading Policy
We have adopted an insider trading compliance policy and procedures titled CapsoVision Insider Trading Policy
(the “Insider Trading Policy”), which governs the purchase, sale, and other dispositions of our securities by directors, officers, and employees. Our Insider Trading Policy is designed to promote compliance with insider trading laws, rules, regulations, applicable Nasdaq listing standards, as well as procedures designed to further the foregoing purposes.
Our Insider Trading Policy also prohibits covered individuals, including our named executive officers (“NEOs”), from engaging in short sales, transactions in put or call options, hedging transactions, margin accounts, pledges, or other inherently speculative transactions with respect to our stock at any time.
Equity Award Timing Policies and Practices
Our Compensation Committee’s practice has generally been to grant annual equity awards, including grants of options to purchase our common stock to our NEOs and other continuing employees, at one of its first regular meetings of each fiscal year, which is usually scheduled well in advance. Additionally, the Compensation
Committee retains discretion to grant equity awards at other times when and as the Compensation Committee may determine to be appropriate, such as for newly hired employees or officers or newly appointed directors.
The release of material nonpublic information is not taken into account in determining the timing and terms of equity award grants, and the Company does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
Generally, exercise prices of stock options are based on the closing price of the underlying common stock on the grant date, subject to the applicable rules for options granted  under the 2025 Stock Plan (the “2025 Plan”).
There were no grants of options to our NEOs within four business days before or one business day after the release of material nonpublic information on Forms 8-K, 10-Q, or 10-K during the year ended December 31,
2025. As such, no table of such option grants is presented under Item 402(x) of Regulation S-K.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Policies and Procedures for Related Person Transactions
Our Board has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act of 1933, as amended, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000, and a related person had or will have a direct or indirect material interest A related person  is defined as our executive officers, directors, director nominees, beneficial owners of more than 5% of any class of our voting securities and any immediate family member  of any of the foregoing persons. In reviewing and approving any such transactions, our Audit
Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction with an unrelated third party and the extent of the related party’s interest in the transaction.
We describe below transactions and series of similar transactions, since January 1, 2024, to which we were a party or will be a party, in which:
•the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years; and
•any of our directors, executive officers, or holders of more than 5% of our common stock, or an immediate family member thereof, had or will have a direct or indirect material interest.
Preferred Stock Financings
From January 1, 2022 through December 31, 2024, we issued and sold to investors in private placements an aggregate of 9,946,143 shares of our Series H preferred stock at a purchase price of $4.83 per share, for aggregate consideration of approximately $48.02 million. Since January 1, 2025, we have not issued or sold any shares of Series H preferred stock.
The following table sets forth the aggregate number of shares of our capital stock acquired by beneficial owners of more than 5% of our capital stock in the financing transaction described above during the period from
January 1, 2022 through December 31, 2024. Each share of our preferred stock identified in the following table has been converted into shares of common stock immediately upon the closing of our IPO.

Name(1)	Series H Preferred Stock (#)	Aggregate Cash Purchase Price ($)
Eliyahou Harari	2,428,425	$11,725,649.18
Ching-Hang Shen	3,903,099	$18,846,112.43
(1)For additional information regarding these shareholders and their equity holdings, see "Security Ownership of Certain
Beneficial Owners and Management."
Investor Loan
On May 27, 2025, we entered into a promissory note with Ching-Hang Shen, one of our existing 5% and greater stockholders, pursuant to which Mr. Shen provided to us a loan in a principal amount of $1,000,000 (such loan, the “Investor Loan”) on May 28, 2025. The Investor Loan (i) has an interest rate equal to one percent (1%) per month, assuming a month of thirty (30) days and (ii) will mature not later than ten (10) business days following the consummation of this offering. In connection with the repayment of the Investor Loan, we issued to Mr. Shen
7,508 shares of our common stock on July 11, 2025.
Director and Executive Officer Compensation
See sections “Executive Compensation” and “Director Compensation” for information regarding compensation of our directors and executive officers.

Employment Agreements
We have entered into employment agreements with our executive officers other than with Kang-Huai (Johnny)
Wang. For more information regarding these agreements, see “Executive Compensation—Executive and
Severance Arrangements.”
Indemnification Agreements and Directors’ and Officers’ Liability Insurance
We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us to indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, penalties, fines, and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer. We have obtained an insurance policy that insures our directors and officers against certain liabilities, including liabilities arising under applicable securities laws.
Joanne Imperial M.D. Consulting Agreement
The Company entered into a consulting agreement with Joanne Imperial, M.D. on July 23, 2025 (the
“Consulting Agreement”). Pursuant to the Consulting Agreement, Dr. Imperial was paid $2,750 in 2025 in consideration of her consulting services. Under the Consulting Agreement, Dr. Imperial has agreed to provide clinical consulting and industrial affiliation services to us. Dr. Imperial's compensation for her consulting services is $550 per hour, up to a total of 5 hours per month, unless additional hours are pre-approved in writing by
Kang-Huai (Johnny) Wang. We have also agreed to reimburse Dr. Imperial for all reasonable expenses she incurs in performing her service under the Consulting Agreement, provided she receives written consent from
Kang-Huai (Johnny) Wang prior to incurring such expenses and submits receipts for such expenses in accordance with our policy and the contract terms. The Consulting Agreement continues until terminated by
CapsoVision or Dr. Imperial, and whichever party wishes to terminate must provide five (5) days’ prior written notice to the other party.
Private Placement
On March 16, 2026, we entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”)
with selected accredited investors (the “Investors”), for the purposes of raising approximately $14 million in aggregate gross proceeds for the Company (the “Private Placement”). Pursuant to the terms of the Securities
Purchase Agreement, we agreed to issue and sell to the Investors in the Private Placement an aggregate of
2,867,089 shares of common stock of the Company, par value $0.001 per share, at $4.883 per share. The closing of the Private Placement occurred on March 16, 2026.
Two of the Investors, Star One Global Capital Limited (wholly owned by Ching-Hang Shen) and Eliyahou Harari, were beneficial owners of more than 5% of our common stock and are therefore related persons. In connection with the Private Placement, we issued a total of 2,047,921 shares of our common stock to Star One Global
Capital Limited at an aggregate purchase price of $10,000,000 and a total of 409,584 shares of our common stock to Eliyahou Harari at an aggregate purchase price of $2,000,000.

DIRECTOR COMPENSATION
For fiscal year 2025, prior to our initial public offering, members of the Board who are not employed by us or any of our subsidiaries ("Non-Employee Directors") were not eligible to receive compensation for their services as directors. Kang-Huai (Johnny) Wang, our President and Chief Executive Officer who also serves on the Board, does not receive any additional compensation for his services as a director. His compensation for 2025 is reported below under “Executive Compensation.”
Each  Non-Employee Directors who (i) had been serving on the Board as of our initial public offering and (ii)
continued to serve on the Board following the offering was entitled to the compensation for their service as a member of the Board of Directors provided in our Director Compensation Policy that became effective as of July
3, 2025. The Board (or any committee of the Board within the authority delegated to it) has the right to amend the Director Compensation Policy from time to time.
Non-Employee Director Compensation Policy
Pursuant to our Director Compensation Policy, our Non-Employee Directors currently receive annual retainer compensation as follows:

Name	Role	Director Base Compensati on (Cash)	Director Base Compensati on RSU (Value)	Committee Chair Compensati on (Cash)	Committee Member Compensati on (Cash)	Total Annual Compensation
Chen Lung Tsai	Chair, Compensati on Committee	25,000	25,000	10,000	—	60,000

Julia Gouw	Chair, Audit Committee	25,000	25,000	10,000	—	60,000

Hui Ying (Patty) Kuo	Audit Committee	25,000	25,000	—	5,000	55,000

Wen-Herng (Henry) King	Audit Committee	25,000	25,000	—	5,000	55,000

Joanne Imperial, M.D.	Comp Committee	25,000	25,000	—	5,000	55,000

Michele Harari	Comp Committee	25,000	25,000	—	5,000	55,000
The cash retainers set forth above are expressed as annualized amounts. These cash retainers are paid on a semi-annual basis, in arrears after the end of each of the second and fourth fiscal quarters (with the cash retainers for 2025 having been pro-rated based on the portion of the year after the effective date). If an individual serves as a Non-Employee Director or Chair or member of a Board committee, as the case may be, for only a portion of such period, the Non-Employee Director will be paid a pro-rata portion of the applicable retainer for such period based on the time the individual served in the applicable position.
Under the Director Compensation Policy, each Non-Employee Director then serving on the Board receives an annual award of restricted stock units (“RSUs”) with a grant date value of $25,000 (the "Annual Award Value"), with the number of RSUs determined by dividing the Annual Award Value by the closing price of the Company’s common stock on the date of grant (rounded to the nearest whole RSU). Annual RSU awards are granted on a date during the first quarter of the year to be determined by the Board and vest in two equal installments on

June 30 and December 31 of the applicable year. The annual awards granted to Non-Employee Directors in
2025 (which were pro-rated to reflect that the Director Compensation Policy became effective July 3, 2025) had an Annual Award Value of $12,500 and vested in a single installment on December 31, 2025.
Each new Non-Employee Director appointed or elected to the Board receives a pro-rated initial RSU award based on the portion of the year remaining at the time of appointment or election, vesting on the same schedule as the annual awards granted to the Non-Employee Directors for that year. Former employees of the Company who become Non-Employee Directors are not eligible for an initial equity award but are eligible for cash compensation and annual equity awards on the same basis as other Non-Employee Directors.
All equity awards to Non-Employee Directors are granted under the Company’s 2025 Equity Incentive Plan (or any successor plan) and are subject to accelerated vesting upon a change in control of the Company. The
Board (or any authorized committee thereof) may approve additional equity-based awards to Non-Employee
Directors from time to time.
Consulting Agreements with Non-Employee Directors
In addition to the Director Compensation Policy, we entered into the Consulting Agreement with Joanne
Imperial, M.D. on July 23, 2025. Under the Consulting Agreement, Dr. Imperial has agreed to provide clinical consulting and industrial affiliation services. Dr. Imperial’s compensation for her consulting services is $550 per hour, up to a total of 5 hours per month, unless additional hours are pre-approved in writing by Kang-Huai
(Johnny) Wang We have also agreed to reimburse Dr. Imperial for all reasonable expenses she incurs in performing her services under the Consulting Agreement, if she receives written consent from Kang-Huai
(Johnny) Wang prior to incurring such expenses and submits receipts for such expenses in accordance with our policy and the contract terms.
Director Compensation Table
The following table contains information concerning the compensation of our Non-Employee Directors for their service on the Board and its committees in fiscal year 2025:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
Chen Lung Tsai(3)	17,500	12,501	14,217	44,218
Hui Ying (Patty) Kuo	15,000	12,501	—	27,501
Joanne Imperial, M.D.(4)	15,000	12,501	2,750	30,251
Julia Gouw	17,500	12,501	—	30,001
Michele Harari	15,000	12,501	—	27,501
Wen-Herng (Henry) King	15,000	12,501	—	27,501
Min-Yan Chen(2)	—	—	—	—
Eliyahou Harari(2)	—	—	—	—
Howard Lee(2)	—	—	—	—
Heidi Chung Sutardja(2)	—	—	—	—
Wen-Hung Tsai(2)	—	—	—	—
Peng-Jung Tseng(2)	—	—	—	—
_____________________________________________________________________________________
(1)Amounts reflect the full grant-date fair value of stock awards granted during 2025 computed in accordance with ASC Topic
718, rather than the amounts paid to or realized by the Non-Employee Director. We provide information regarding the assumptions used to calculate the value of all stock awards made to our directors in Note 12 of the financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on March 26, 2026.
(2)Mr. Min-Yan Chen, Mr. Eliyahou Harari, Mr. Howard Lee, Ms. Heidi Chung Sutardja, Mr. Wen-Hung Tsai, and Mr. Peng-
Jung Tseng resigned from our Board of Directors prior to the closing of our IPO on July 3, 2025. These individuals did not receive any cash, equity, or other compensation for their service as directors in 2025.
(3)Mr. Chen Lung Tsai received $14,217 in total for certain health benefits paid by the Company in 2025.
(4)Dr. Joanne Imperial received $2,750 in total as consulting fees paid by the Company in 2025.

As of December 31, 2025, the Non-Employee Directors did not have any outstanding stock options or unvested
RSUs.

EXECUTIVE OFFICERS
The following is biographical information for our executive officers as of April 13, 2026:

Name	Age	Position
Kang Huai (Johnny) Wang	69	President, and Chief Executive Officer, Director (Principal Executive Officer)
David Garcia	52	Senior Vice President, Finance (Principal Financial Officer and Principal Accounting Officer)
Douglas Atkinson	58	Senior Vice President of Global Sales
Kang-Huai (Johnny) Wang is a co-founder, a member of our board of directors, and has served as President and Chief Executive Officer since November 2024. Previously, he served as CapsoVision’s President and Chief
Technology Officer from October 2006 to October 2024. Prior to joining the Company, Mr. Wang was Vice
President of Engineering for ESS Technology, then a public company in multi-media chip design; Chief
Technology Officer president and co-founder of Divio, Inc, a video processing chip design company; and as
Design Manager for C-Cube Microsystem, an IC design house. Mr. Wang has also held various engineering roles in the semiconductor industry. Mr. Wang holds a B.S. in electronic engineering from National Chiao-Tung
University in Taiwan, and a M.S.E.E. summa cum laude in electrical engineering from Texas A&M University. Mr
Wang is not an independent director for purposes of the Nasdaq ’s independence standards as a result of Mr.
Wang’s employment as CapsoVision’s President and Chief Executive Officer.
David Garcia joined CapsoVision as a Senior Vice President of Finance in November 2025. He oversees the company’s financial strategy, planning, and operations. He brings more than 20 years of financial leadership experience spanning corporate finance, capital markets, and strategic transactions. Before joining CapsoVision,
Mr. Garcia served as Vice President of Financial Planning and Analysis at Matterport, Inc. from 2020 to 2025, where he helped lead the company’s initial public offering and played a key role in its recent acquisition. His background also includes senior finance roles at View, Inc. from 2017 to 2020, IntelePeer Cloud
Communications from 2011 to 2017, and Align Technology from 2001 to 2011, as well as earlier experience with
Oracle and Deloitte. Mr. Garcia earned a Master of Business Administration in Finance from The Wharton
School at the University of Pennsylvania and a Bachelor of Arts in Economics from Stanford University.
Douglas Atkinson joined the company and serves as the Head of Global Sales since October 2016 . Prior to joining the Company, Mr. Atkinson was Director of Sales for MedTech Micro-Fixation, a distributor of Zimmer-
Biomet, a medical device company, from May 2015 to October 2016; as Regional Sales Director at Medtronic
PLC, a gastrointestinal medical device company, from January 2005 to April 2015. Before serving at Medtronic,
Mr. Atkinson also served as Regional Director of Sales and National Accounts at Stryker Corporation from May
1995 to December 2004. At Stryker, Mr. Atkinson was recognized for multiple sales leadership and revenue growth awards. Mr. Atkinson received a B.A. in economics and political science from Duke University.

EXECUTIVE COMPENSATION
This section discusses the material components of the executive compensation program for our executive officers who are named in the “2025 Summary Compensation Table” below. In 2025, our NEOs and their positions were as follows:
•Johnny Kang Huai Wang, Co-Founder, President, and Chief Executive Officer
•David Garcia, Senior Vice President, Finance
•Douglas Atkinson, Senior Vice President of Global Sales, and
•Kevin Lundquist, Chief Financial Officer until August 27, 2025
As an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012, we are not
required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies.
Summary Compensation Table
The following table sets forth information concerning the compensation of our NEOs during fiscal years 2025 and 2024:

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total
Kang-Huai (Johnny) Wang President and Chief Executive Officer	2025	250,000	—	—	—	—	—	—	250,000
	2024	204,091	—	—	105,613	—	—	—	309,704

David Garcia Senior Vice President, Finance(3)	2025	50,000	12,500	—	562,782	—	—	—	625,282

Douglas Atkinson Senior Vice President of Global Sales(4)	2025	283,150	134,394	—	—	—	—	—	417,544
	2024	283,150	140,550	—	—	—	—	—	423,700

Kevin Lundquist Former Chief Financial Officer(5)	2025	213,125	—	—	299,828	—	—	151,968	664,921
	2024	54,167	—	—	165,113	—	—	—	219,280

_____________________________________________________________________________________
(1)Unless otherwise indicated in other footnotes, amounts represent annual bonuses earned by each NEO in 2025 and 2024 which were paid by the Company in recognition of their performances in each year. See “2025 Bonuses” below.
(2)Amounts reflect the full grant-date fair value of stock awards and stock options granted during fiscal years 2025 and 2024 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all stock awards and option awards made to executive officers in Note 12 to our financial statements included in our Annual Report on Form 10-K for the year ended
December 31, 2025, filed with the SEC on March 26, 2026.
(3)Mr. Garcia joined the Company as Senior Vice President, Finance in November 2025.
(4)The amounts reported in the "Bonus" column for Mr. Atkinson represent sales commissions earned during 2025 and 2024.
(5)Mr. Lundquist served as Chief Financial Officer until August 27, 2025. The amounts reported in the "Salary" column for Mr.
Lundquist reflect his salary through August 27, 2025. The 2025 amount reported in the "Options Awards" column for Mr.
Lundquist reflects the incremental fair value relating to a modification of an option granted on November 13, 2024 to vest a portion of the option that Mr. Lundquist would have otherwise forfeited under the original terms. For the portion of the award he would have otherwise forfeited, the amount reflects the total fair value of that portion of the option on the date the Board approved the vesting of that portion. The amount reported in the "All Other Compensation" column for Mr.
Lundquist represents his severance cash payment for 2025, which consists of (i) four months of his salary through
December 31, 2025, less taxes and withholdings and (ii) a prorated annual bonus for 2025, totaling $33,333. See "Other
Elements of Compensation - Lundquist Separation and Consulting Agreements" below for details.

Cash Compensation
Annual Base Salaries
The NEOs receive a base salary to compensate them for services rendered to our company. The base salary payable to each NEO is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities.
The annual base salaries for Mr. Wang, Mr. Garcia, and Mr. Atkinson for fiscal year 2025 were $250,000,
$300,000, and $283,150, respectively.
2025 Bonuses
The discretionary bonuses are based on the achievement of key corporate and individual goals. Our NEOs are eligible to earn annual cash bonuses based on the achievement of certain Company performance objectives approved by our Board as well as their individual performance objectives.
Equity Compensation
Equity awards form a core part of our executive compensation program, tying NEO incentives to sustained long-
term growth and stockholder value creation. Equity awards also provide an important retention element in our executive compensation program, since they vest over four years. Stock options further reinforce this alignment
-- NEOs realize value only to the extent the market price of our common stock appreciates following the grant date.
2024 Equity Awards
In 2024, the Company granted stock options to Mr. Wang to purchase 266,516 shares and to Mr. Lundquist as to purchase 416,666 shares. All of the stock option awards vest 25% on a one-year cliff after the grant date and vests monthly over the 36 months thereafter in equal installments over that four-year period.
The following equity awards were granted to our NEOs in 2024:

Named Executive Officer	Shares of Underlying Stock Options Granted
Kang-Huai (Johnny) Wang	266,516
Kevin Lundquist(1)	416,666
(1)Amount reflects the full grant-date number of shares of the underlying stock options granted during fiscal years 2024. The grant was modified based on the separation agreement and the number of the underlying shares decreased to 86,806.
The rest of the initial grant was cancelled.
2025 Equity Awards
In 2025, the Company granted equity awards only to Mr. Garcia. No other NEOs received equity awards during the year.
In November 2025, Mr. Garcia was granted an option to purchase 165,000 shares in connection with his joining the Company. The option vests 25% on a one-year cliff after the grant date and vests monthly over the 36 months thereafter in equal monthly amounts. The other NEOs were not granted equity awards during 2025, although the vesting of an option held by Mr. Lundquist was accelerated pursuant to his Separation Agreement as described below.
Other Elements of Compensation
Lundquist Separation and Consulting Agreements
Effective August 27, 2025, Kevin Lundquist stepped down as our Chief Financial Officer. We and Mr. Lundquist entered into a separation agreement and release (the “Separation Agreement”) on September 3, 2025. The
Separation Agreement includes Mr. Lundquist’s release of claims in favor of the Company and provides Mr.

Lundquist will receive the following severance benefits (subject to his continued performance under the
Separation Agreement and the Consulting Agreement (as defined below)): (i) six months of his base salary, less taxes and withholdings; (ii) a prorated annual bonus for 2025, totaling $33,333; and (iii) the accelerated vesting of previously unvested options to acquire 86,806 shares of the Company’s common stock (which options will remain exercisable until September 1, 2028); and (iv) continued healthcare coverage under COBRA. The
Company and Mr. Lundquist have mutually agreed that Mr. Lundquist will be available to provide consulting assistance and transition support to the Company for up to six months after his termination, until February 28,
2026. In connection therewith, the Company and Mr. Lundquist entered into a consulting agreement (the
“Consulting Agreement”) to take effect immediately on September 12, 2025.
Retirement Plans
As part of its overall compensation program, we provide all full-time employees, including each of the NEOs, with the opportunity to participate in a defined contribution 401(k) plan. The plan is intended to qualify under
Section 401 of the Internal Revenue Code so that employee contributions and income earned on such contributions are not taxable to employees until withdrawn. Employees may elect to defer a percentage of their eligible compensation (not to exceed the statutorily prescribed annual limit) in the form of elective deferral contributions to the plan. The 401(k) plan also has a “catch-up contribution” feature for employees aged 50 or older (including those who qualify as “highly compensated” employees) who can defer amounts over the statutory limit that applies to all other employees.
The Company does not currently make any matching or other contributions to participants’ accounts under the
401(k) plan.
No Tax Gross-Ups
We do not make gross-up payments to cover our NEOs’ personal income taxes that may pertain to any of the compensation or perquisites paid or provided by our Company.
Outstanding Equity Awards at Fiscal Year-End
The following table summarizes the number of shares of common stock underlying outstanding equity incentive plan awards for each NEO as of December 31, 2025.

		Option Awards
Name	Vesting Commencement Date(1)	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Kang-Huai (Johnny) Wang	10/24/2024(1)	72,181	194,335	0.57	10/23/2034
	3/23/2022(2)	2,190	1,252	0.37	3/22/2032
	6/15/2021(3)	1,002	—	0.37	6/14/2031
David Garcia	11/03/2025(4)	—	165,000	4.78	11/3/2035
Douglas Atkinson	7/24/2023(5)	37,537	22,523	0.57	7/23/2033
	6/15/2021(3)	30,030	—	0.37	6/14/2031
	11/10/2016(6)	36,036	—	0.29	11/3/2026
Kevin Lundquist	11/13/2024(7)	86,806	—	0.57	9/1/2028
_____________________________________________________________________________________
(1)These options vest as to 25% of the shares subject to the option on November 1, 2025 and as to the remaining 75% of the shares in 36 equal monthly installments thereafter through November 1, 2028.
(2)These options vest as to 25% of the shares subject to the option on April 1, 2023 and as to the remaining 75% of the shares in 36 equal monthly installments thereafter through April 1, 2026.
(3)These options vest as to 25% of the shares subject to the option on July 1, 2022 and as to the remaining 75% of the shares in 36 equal monthly installments thereafter through July 1, 2025.
(4)This option vests as to 25% of the shares subject to the option on November 3, 2026 and as to the remaining 75% of the shares in 36 equal monthly installments thereafter through November 3, 2029.
(5)This option vests as to 25% of the shares subject to the option on June 16, 2024 and as to the remaining 75% of the shares in 36 equal monthly installments thereafter through June 16, 2027.
(6)This option vests as to 25% of the shares subject to the option on October 17, 2017 and as to the remaining 75% of the shares in 36 equal monthly installments thereafter through October 1, 2020.
(7)As described under “Lundquist Separation and Consulting Agreements” above, this option vested in connection with the termination of Mr. Lundquist’s employment with the Company on August 27, 2025

Executive Employment and Severance Arrangements
Each of our NEOs is party to an employment agreement that provides for position, salary, bonus and equity grants. We do not have a formal severance policy or plan applicable to our NEOs. Each of our NEOs is employed on an "at-will" basis, and their employment may be terminated by us or the officer at any time, with or without cause. We do not have any agreements with our current NEOs that provide for severance payments upon a termination of employment or any payments or benefits solely because a change in control of the
Company occurs.

Equity Compensation Plans
The following table provides certain information as of December 31, 2025, with respect to all of our equity compensation plans in effect on that date:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)
Equity Compensation Plans Approved by Stockholders(2)(3)	1,975,648	$1.74	3,838,331
Equity Compensation Plans Not Approved by Stockholders	—	—	—
Total	1,975,648	$1.74	3,838,331
_____________________________________________________________________________________
(1)The weighted average exercise price represents the weighted average exercise price of outstanding options. The weighted average exercise price does not take into account shares issuable upon vesting of outstanding RSUs, which have no exercise price.
(2)Consists of the Amended and Restated 2005 Stock Plan, and the 2025 Equity Incentive Plan. No new awards may be granted under the Amended and Restated 2005 Stock Plan. The shares available for issuance under the 2025 Equity
Incentive Plan are generally available for any type of award authorized under that plan, including stock options, stock appreciation rights, restricted stock awards, RSU awards, performance awards and other awards.
(3)The 2025 Equity Incentive Plan contains an “evergreen” provision, pursuant to which the number of shares of common stock reserved for issuance automatically increases on the first day of each fiscal year, commencing on January 1, 2026, in an amount equal to the least of (1) 4% of the total number of the Company’s shares of common stock issued and outstanding on the last day of the preceding fiscal year, or (2) a number of shares of common stock as may be determined by the Company’s Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table presents information as to the beneficial ownership of our common stock as of April 13, 2026 for:
•each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;
•each of our directors, director nominees, and NEOs individually; and
•all directors and executive officers as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of April 13, 2026, or issuable pursuant to
RSUs, which are subject to vesting and settlement conditions expected to occur within 60 days of April 13,
2025, are deemed to be outstanding and to be beneficially owned by the person holding the stock options for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
Percentage ownership of our common stock in the table is based on 49,849,728 shares of our common stock issued and outstanding on April 13, 2026. The table below does not reflect ownership of outstanding shares of our non-voting common stock. This table is based upon information supplied by officers, directors, principal stockholders, and Schedules 13D and Schedules 13G, if any, filed with the SEC. Unless otherwise indicated, the address of each of the individuals and entities named below is c/o CapsoVision, Inc., 18805 Cox Avenue,
Suite 250, Saratoga, California 95070.

	Beneficial Ownership
Name of Beneficial Owner	Number of Outstanding Shares Beneficially Owned(1)	Number of Shares Exercisable Within 60 Days	Number of Shares Beneficially Owned	Percentage of Beneficial Ownership
5% and Greater Stockholders:
Ching-Hang Shen(3)	6,400,527	—	6,400,527	12.8%
Eliyahou Harari(4)	5,100,867	—	5,100,867	10.2%
KIOXIA Corporation(2)	3,446,925	—	3,446,925	6.9%
Named Executive Officers and Directors:
Kang-Huai (Johnny) Wang(5)	721,732	109,939	831,671	1.7%
David Garcia	—	—	—	—%
Douglas Atkinson(6)	—	109,859	109,859	0.2%
Chen Lung Tsai(7)	118,363	—	118,363	0.2%
Hui Ying (Patty) Kuo(8)	13,241	—	13,241	—%
Joanne Imperial, M.D.(9)	2,778	—	2,778	—%
Julia Gouw(10)	2,778	—	2,778	—%
Michele Harari(11)	59,043	—	59,043	0.1%
Wen-Herng (Henry) King(12)	23,597	—	23,597	—%
All directors and executive officers as a group (9 persons)	941,532	219,798	1,161,330	2.3%
Kevin Lundquist(13)	—	86,806	86,806	0.2%
_____________________________________________________________________________________
(1)Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to any warrants, options and other convertible securities held by that person that are currently exercisable or exercisable within 60 days (of June 12, 2026) are deemed outstanding. Shares subject to any warrants, options and other convertible securities, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.
(2)Based solely on information contained in the Schedule 13G filed with the SEC on November 12, 2025 by KIOXIA
Corporation and KIOXIA  Holdings Corporation, consists of 3,446,925 shares of common stock directly held by KIOXIA
Corporation. KIOXIA Corporation is wholly-owned by KIOXIA Holdings Corporation, a company listed on the Tokyo Stock
Exchange Prime Market, which may be deemed to have the beneficial ownership of the shares of the preferred stock directly held by KIOXIA Corporation. The business address of KIOXIA Corporation is 1-21, Shibaura 3-chome, Minato-ku,
Tokyo 108-0023 Japan.
(3)Consists of (i) 6,400,527 shares directly held by Star One Global Capital Limited, a British Virgin Islands company and
100% beneficially owned by Ching-Hang Shen and (ii) 3,991,606 common shares directly held by Ching-Hang Shen. The business address of Mr.Shen and Star One Global Capital Limited is 2F, No. 112, Ln189, Zhongshan N Rd Sec 2 Tamsui
Dist New Taipei City, Taiwan.
(4)Consists of (i) 878,448 shares of common stock directly held by Eliyahou Harari; (ii) 3,186,901 shares of common stock held directly by Harari Family Trust; (iii) 517,759 shares of common stock held directly by The Harari 2010 Children
Remainder Trust - DAH; and (iv) 517,759 shares of common stock held directly by The Harari 2010 Children Remainder
Trust – MH. The business address of Mr. Eliyahou Harari is 225 Charcot, San Jose, California, U.S. / 20238 Hill Ave.,
Saratoga, CA 95070.
(5)Consists of (i) 721,732 shares of common stock, and (ii) 109,939 shares of common stock subject to options exercisable within 60 days of April 13, 2026.
(6)Consists of 109,859 shares of common stock subject to options exercisable within 60 days of April 13, 2026.
(7)Consists of (i) 2,887 shares of common stock held by Mr. Tsai, (ii) 20 shares of common stock jointly held by Mr. Tsai and his spouse and (iii) 115,456 shares of common stock held by the Tsai Family Trust. Mr. Tsai is a co-trustee of the Tsai
Family Trust, and therefore may be deemed to share beneficial ownership of the securities held by such trust.
(8)Consists of 13,241 shares of common stock as of April 13, 2026.
(9)Consists of 2,887 shares of common stock as of April 13, 2026.
(10)Consists of 2,887 shares of common stock as of April 13, 2026.
(11)Consists of 59,043 shares of common stock as of April 13, 2026.
(12)Consists of 23,597 shares of common stock as of April 13, 2026.
(13)Consists of 86,806 shares of common stock subject to options exercisable within 60 days of April 13, 2026.

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires the Company’s directors, executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company.
Such officers, directors, and greater than 10% stockholders are required by SEC regulations to furnish the
Company with copies of all Section 16(a) forms they file. The SEC has established specific due dates for these reports, and the Company is required to disclose in this proxy statement any late filings or failures to file.
To the Company’s knowledge, based solely on a review of the copies of the Section 16(a) reports furnished to the Company and written representations from certain reporting persons that no additional reports were required, the Company believes that all Section 16(a) filing requirements applicable to our officers, directors, and greater than 10% beneficial owners were complied with all these filing requirements for the fiscal year ended December 31, 2025, except for:
•a Form 4 filed two business days late on August 22, 2025 reporting stock options exercised and common shares bought by Rebecca Petersen on August 18, 2025 pursuant to the Company's 2005
Stock Plan;
•a Form 4 filed 143 business days late on February 06, 2026 reporting common shares bought by Chen
Lung Tsai on July 3, 2025 on the open market by the reporting person and his wife in a joint brokerage account.

ADDITIONAL INFORMATION
Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
Brokers with account holders who are CapsoVision stockholders may be “householding” our proxy materials. A single proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or the Company that you no longer wish to participate in
“householding.”
If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy
Statement and Annual Report, you may notify your broker or direct your written request to our Associate
Director of HR and Office Management at 18805 Cox Avenue, Suite 250, Saratoga, California 95070.
Stockholders who currently receive multiple copies of this Proxy Statement at their address and would like to request “householding” of their communications should contact their broker or the Company at 18805 Cox
Avenue, Suite 250, Saratoga, California 95070 or (408) 624-1488. In addition, the Company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Annual
Report, Proxy Statement, proxy card, or Notice of Internet Availability to a stockholder at a shared address to which a single copy of the documents was delivered.
Other Matters
As of the date of this Proxy Statement, the Board does not intend to present any matters other than those described herein at the Annual Meeting and is unaware of any matters to be presented by other parties. If other matters are properly brought before the Annual Meeting for action by the stockholders, proxies will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in the discretion of the proxy holder.
We have filed our Annual Report with the SEC. It is available free of charge on the SEC’s website at
www.sec.gov. Upon written request by a stockholder of CapsoVision, we will mail, without charge, a copy of our Annual Report, including the financial statements and financial statement schedules, but excluding exhibits to the Annual Report. Exhibits to the Annual Report are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to our Corporate Secretary at 18805 Cox Avenue, Suite 250, Saratoga, California 95070.
By Order of the Board of Directors,
Kang-Huai (Johnny) Wang
President and Chief Executive Officer
April 28, 2026

CapsoVision
empowering through innovation

CAPSOVISION, INC.
18805 COX AVENUE #250
SARATOGA, CA 95070
ATTN: HELEN CHAU

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CV2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V92140-P42982

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CAPSOVISION, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. The election (re-election) of the following three nominees as Class I directors to hold office until our 2029 annual meeting of stockholders.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

The Board of Directors recommends you vote FOR the following proposal:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

CapsoVision
empowering through innovation

CAPSOVISION, INC.
18805 COX AVENUE #250
SARATOGA, CA 95070
ATTN: HELEN CHAU

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CV2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V92140-P42982

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CAPSOVISION, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. The election (re-election) of the Directors.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Chen Lung Tsai – Chairman of the Board, Compensation Committee Chair
02) Julia Gouw – Audit Committee Chair
03) Joanne Imperial, M.D.
04) Hui Ying (Patty) Kuo
05) Wen-Herng (Henry) King
06) Michele Harari

The Board of Directors recommends you vote FOR the following proposals:

	For	Against	Abstain
2. To approve, on a non-binding, advisory basis, the compensation of our named executive officers.	☐	☐	☐
3. To ratify the appointment of Baker Tilly, US LLP as our independent registered public accounting firm for the 2026 fiscal year.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V92141-P42982

CAPSOVISION, INC.
Annual Meeting of Stockholders
June 11, 2026 9:00 a.m. Pacific Daylight Time
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) David Garcia, Senior Vice President, Finance, as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) Stock of CAPSOVISION, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m. Pacific Daylight Time, on June 11, 2026, virtually at www.virtualshareholdermeeting.com/CV2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side